UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 12, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

With respect to the fiscal year ended December 31, 2011, the Compensation Committee of the Board of Directors of WebMD Health Corp. has approved, at a meeting held on March 12, 2012, the following bonuses to be paid by WebMD to the persons listed below (each of whom was a “Named Executive Officer” for purposes of WebMD’s Proxy Statement for its 2011 Annual Meeting, other than Kevin M. Cameron, an employee of WebMD who also serves as a member of its Board of Directors):

Name	Title	Bonus

Anthony Vuolo	Interim Chief Executive Officer; and Chief Financial Officer	$475,000

William Pence	Executive Vice President and Chief Technology Officer	$150,000

Martin J. Wygod	Chairman of the Board	$475,000

Steven Zatz, M.D.	Executive Vice President, Professional Services	$150,000

Kevin M. Cameron	Special Advisor to the Chairman	$100,000

The above amounts were determined by the Compensation Committee of the WebMD Board, in its discretion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: March 16, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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